UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):               November 13, 2009

SCM Microsystems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1900 Carnegie Avenue, Building B Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code            (949) 250 8888

             Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 13, 2009, SCM Microsystems, Inc. (“SCM” or the “Company”) issued a press release announcing that its Registration Statement on Form S-4 (the “Registration Statement”) relating to the previously announced proposed business combination of SCM Microsystems and Bluehill ID, a stock corporation incorporated in Switzerland, was declared effective by the Securities and Exchange Commission on November 12, 2009.

SCM also announced that a special meeting of its stockholders has been scheduled for Friday, December 18, 2009 at 1:00 p.m. pacific time, to consider a proposal to approve the offer by SCM Microsystems to the Bluehill ID shareholders to acquire all of the Bluehill ID shares in exchange for shares of SCM common stock, and specifically the issuance of shares of SCM common stock to Bluehill ID shareholders who accept the offer. The board of directors of SCM has set the close of business on November 9, 2009 as the record date for determining stockholders who will be entitled to receive notice of, and vote at, the special meeting.  SCM expects to begin mailing the proxy statement and prospectus for the special meeting on or about November 18, 2009 to its eligible stockholders.

A copy of the press release issued by SCM announcing the effectiveness of the Registration Statement and the details of the special stockholder meeting is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These include, without limitation, our statements contained above regarding the anticipated mailing date of the proxy statement and prospectus and the closing date of the business combination and other statements that are not historical facts.  These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the possibility that the closing of the business combination may be delayed, or that the transaction may not close.  For a discussion of further risks and uncertainties related to SCM’s business, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent reports, including our Quarterly Report on Form 10-Q for the period ended June 30, 2009, filed with the SEC.  SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transaction SCM filed a registration statement on Form S-4 containing a proxy statement and prospectus for stockholders of SCM, which the SEC declared effective on November 12, 2009.

STOCKHOLDERS OF SCM ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Stockholders of SCM may obtain a copy of the proxy statement and prospectus, as well as SCM’s other filings, without charge, at the SEC's Internet site (http://www.sec.gov).  Copies of the proxy statement and prospectus can also be obtained, without charge, from the SCM corporate website at www.scmmicro.com, or by directing a request to SCM’s Investor Relations Department.

SCM Microsystems and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SCM in connection with the proposed transaction.  Information about SCM’s directors and executive officers is available in the proxy statement and prospectus and other materials referred to in the proxy statement and prospectus.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Press Release issued on November 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.

November 13, 2009	By:	/s/ Martin Wimmer
Martin Wimmer
Interim Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by SCM Microsystems, Inc. on November 13, 2009